    As filed with the Securities and Exchange Commission on December 7, 2001
                                                       Registration No. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           ---------------------------
                            TRITON PCS HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

               Delaware                               23-2974475
    (State or other jurisdiction of                 (I.R.S. Employer
    incorporation or organization)                 Identification No.)


                                1100 Cassatt Road
                           Berwyn, Pennsylvania 19312
                                 (610) 651-5900
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                           ---------------------------

                                 David D. Clark
                           Triton PCS Holdings, Inc.
                          Chief Financial Officer and
                            Executive Vice President
                               1100 Cassatt Road
                           Berwyn, Pennsylvania 19312
                                 (610) 651-5900

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                           ---------------------------

                 Please address a copy of all communications to:

      John W. McNamara                              Andrew M. Davies
       Thomas D. Twedt                         Triton PCS Holdings, Inc.
Dow, Lohnes & Albertson, PLLC                      1100 Cassatt Road
1200 New Hampshire Avenue, NW                  Berwyn, Pennsylvania 19312
   Washington, D.C. 20036                            (610) 651-5900
       (202) 776-2000

                           ---------------------------

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                           ---------------------------

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] (333-65730)

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE

====================================== =================== =================== =================== ===================
                                                            Proposed Maximum    Proposed Maximum       Amount of
       Title of Each Class of           Aggregate Amount     Offering Price        Aggregate        Registration Fee
     Securities to be Registered        to be Registered       Per Share       Offering Price (1)
-------------------------------------- ------------------- ------------------- ------------------- -------------------
Class A common stock, par value         1,380,000 shares         $30.55           $42,159,000           $10,076
$0.01 per share, offered by the
selling stockholders................
-------------------------------------- ------------------- ------------------- ------------------- -------------------
  Total.............................    1,380,000 shares                          $42,159,000           $10,076
====================================== =================== =================== =================== ===================

(1) Pursuant to Rule 457 under the Securities Act of 1933, as amended.

                            -------------------------


                                EXPLANATORY NOTE

     This registration statement is being filed by Triton PCS Holdings, Inc. pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and includes the registration statement facing page, this page, the signature page, an exhibit index and an accountant's consent. Pursuant to Rule 462(b), the contents of the registration statement on Form S-3 (File No. 333-65730), as amended, of the registrant, including the exhibits, the power of attorney thereto and the opinion of counsel regarding the legality of the registrant's Class A common stock being offered hereby and the related consent, are incorporated by reference into this registration statement. This registration statement covers the registration of an aggregate of $42,159,000 of Class A common stock of the registrant that may be offered by certain selling stockholders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Triton PCS Holdings, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Berwyn, Commonwealth of Pennsylvania, on December 7, 2001.


                                       TRITON PCS HOLDINGS, INC.


                                       By:   /s/  David D. Clark
                                          -------------------------------------
                                                      David D. Clark
                                              Executive Vice President, Chief
                                              Financial Officer and Secretary


     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of Triton PCS Holdings, Inc. and in the capacities and on the dates indicated.

               Signature                                    Title                                Date
               ---------                                    -----                                ----
                   *                       Chief Executive Officer and Chairman of         December 7, 2001
---------------------------------------            the Board of Directors
          Michael E. Kalogris                   (Principal Executive Officer)

                   *
---------------------------------------           President, Chief Operating               December 7, 2001
           Steven R. Skinner                         Officer and Director


      /s/    David D. Clark               Executive Vice President, Chief Financial        December 7, 2001
---------------------------------------             Officer and Secretary
             David D. Clark                      (Principal Financial Officer)

                   *
---------------------------------------         Vice President and Controller              December 7, 2001
            Andrew M. Davies                    (Principal Accounting Officer)

                   *
---------------------------------------                    Director                        December 7, 2001
           Scott I. Anderson

                   *
---------------------------------------                    Director                        December 7, 2001
            John D. Beletic

                   *
---------------------------------------                    Director                        December 7, 2001
           Arnold L. Chavkin

                   *
---------------------------------------                    Director                        December 7, 2001
            John W. Watkins

                   *
---------------------------------------                    Director                        December 7, 2001
           William W. Hague



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


                               * Power of Attorney


     David D. Clark, by signing his name hereto, does sign this document on behalf of each of the persons indicated above for whom he is attorney-in-fact pursuant to a power of attorney duly executed by such person and filed with the Securities and Exchange Commission.



                                         By:   /s/  David D. Clark
                                            ----------------------------------
                                                     David D. Clark
                                                    Attorney-in-fact

                                  EXHIBIT INDEX


    Exhibit
    Number                             Description
    ------                             -----------

      5.1 Opinion of Dow, Lohnes & Albertson, PLLC (incorporated by reference to Exhibit 5.1 to the registration statement on Form S-3 of the registrant (File No. 333-65730)).

     23.1 Consent of Dow, Lohnes & Albertson, PLLC (contained in their opinion filed as Exhibit 5.1).

     23.2        Consent of PricewaterhouseCoopers LLP.

     24.1 Power of Attorney (incorporated by reference to the power of attorney contained on the signature page to the registration statement on Form S-3 of the registrant (File No. 333-65730)).






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